Exhibit 10.1

AMENDMENT NO. 1 TO THE EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO THE EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on January 17, 2014, by and between Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), and David M. Davis (the “Executive”).

WITNESSETH:

WHEREAS, the Company and Executive entered into an Executive Employment Agreement dated as of January 31, 2013 (the “Agreement”); and

WHEREAS, the Company and Executive desire to amend the Agreement as provided in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, promises and agreements hereinafter set forth, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties to this Amendment, intending to be legally bound, hereby agree as follows:

Section 1.                Defined Terms. Capitalized terms used herein, unless otherwise defined herein, have the meanings ascribed to them in the Agreement.

Section 2.                Amendment to Section 2(a). Section 2(a) of the Agreement is deleted in its entirety and replaced with the following text:

“(a) During the Employment Period, the Executive will serve as the Chief Financial Officer, Treasurer and Chief Operating Officer of the Company. As (i) Chief Financial Officer and Treasurer, the Executive will have the normal duties, responsibilities and authority of this office, and responsibility for financial management of the subsidiaries of the Company and corporate mergers and acquisition activities and (ii) Chief Operating Officer, the Executive will have the normal duties, responsibilities and authority of this office, and responsibility for managing sales, business development, marketing, communications and policy, human resources, and operations, in each case subject to the power of the Board (as defined in Section 9 below) to expand such duties, responsibilities and authority, including without limitation appointing the Executive as an officer of one or more Subsidiaries.”

Section 3.                Amendment to Section 2(c). Section 2(c) of the Agreement is deleted in its entirety and replaced with the following text:

“(c) Effective on the date of this Agreement, the Executive’s home office of employment will be Minneapolis, Minnesota and the Executive shall establish a permanent residence in the metropolitan area where the Company is headquartered, which is currently Los Angeles, California, by August 1, 2015.”

Section 4.                Amendment to Section 3. Section 3 of the Agreement is amended to add the following text after Section 3(e):

“(e) On January 13, 2014, the Company granted the Executive options to purchase an aggregate of 25,000 shares of common stock of the Company, par value $0.0001 per share, at an exercise price of $16.70 per share, pursuant to the Plan. Such options shall vest as follows: (i) 25% on the first anniversary of the date of grant, which shall be January 13, 2014, and (ii) 75% ratably over the next three years on a monthly basis until fully vested.”

Section 5.                Amendment to Section 4. Section 4 of the Agreement is amended to add the following text after Section 4(e):

“(f) Notwithstanding Section 3 above, and to the extent that any amounts reimbursed by the company to Executive for travel expenses (the “Travel Expense Reimbursement”) are determined to be taxable to Executive, the Company shall pay such additional amounts up to an aggregate of $40,000 (“Additional Amounts”) to the Executive as may be necessary to make Executive whole for any taxes owed or payable by Executive on the Travel Expense Reimbursement and the Additional Amounts.”

Section 6.                Amendment to Section 5(f). Section 5(f)(viii) of the Agreement is amended to replace the text “within eighteen (18) months of the Effective Date” with the following text:

“by August 1, 2015.”

Section 7.                Effect of Amendment. Except as explicitly amended by the terms of this Amendment, the terms of the Agreement shall remain in effect and are unchanged by this Amendment.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, all as of the day and year first above written.

COMPANY:

GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation

By: /s/ John LaValle
Name: John LaValle
Title: Chief Executive Officer

/s/ David M. Davis
David M. Davis

[Signature Page to Amendment No. 1 to Executive Employment Agreement]